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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):    May 30, 1996
                                                       --------------------


                             BEAZER HOMES USA, INC.
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             (Exact Name of Registrant as specified in its charter)



          DELAWARE                  001-12822                     58-2086934
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(State or other jurisdiction    (Commission File                (IRS Employer
     of incorporation)               Number)                 Identification No.)



        5775 PEACHTREE DUNWOODY ROAD, SUITE C-550, ATLANTA, GEORGIA 30342
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code:  (404) 205-3420
                                                          ----------------------



                                 NOT APPLICABLE
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

          On May 30, 1996 the Board of Directors of Beazer Homes USA, Inc. (the "Registrant") amended the by-laws of the Registrant. See Exhibits 3.1 and 3.2 attached hereto.


Item 7.   Exhibits.

          3.1 Amended and Restated By-laws of Beazer Homes USA, Inc. dated as of December 31, 1994

          3.2 Amendments to Amended and Restated By-laws of Beazer Homes USA, Inc. dated as of May 30, 1996.







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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BEAZER HOMES USA, INC.



                                             By:  /s/ Ian J. McCarthy
                                                  ------------------------------
                                                  Name:  Ian J. McCarthy
                                                  Title:  President, CEO


Date: May 31, 1996








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                                  EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                               Numbered
- -------                                                               --------
  No.                              Description                          Page
  ---                              -----------                          ----


     3.1 Amended and Restated By-laws of Beazer Homes USA, Inc. dated as of December 31, 1994.

     3.2 Amendments to Amended and Restated By-laws of Beazer Homes USA, Inc. dated as of May 30, 1996.